Exhibit 99.2

GLG THIRD QUARTER 2007 UPDATE INVESTOR PRESENTATION OCTOBER 24, 2007

SECURITIES LAW INFORMATION Freedom Acquisition Holdings, Inc. ("Freedom") has mailed a definitive proxy statement in connection with the proposed acquisition of GLG Partners LP and its affiliated entities (collectively, "GLG") to Freedom stockholders. The definitive proxy statement was filed with the U.S. Securities and Exchange Commission (the "SEC") on October 11, 2007. Stockholders of Freedom and other interested persons are advised to read the definitive proxy statement and any other relevant documents in connection with Freedom's solicitation of proxies for the special meeting to be held to approve the proposed acquisition because these documents contain important information about GLG, Freedom and the proposed acquisition. Stockholders may obtain a copy of the definitive proxy statement, without charge, at the SEC's internet site at http://www.sec.gov or by directing a request to: Freedom Acquisition Holdings, Inc., 1114 Avenue of the Americas, 41st floor, New York, New York 10036, telephone (212) 380-2230. Freedom and its directors and officers may be deemed participants in the solicitation of proxies from Freedom's stockholders. A list of the names of those directors and officers and descriptions of their interests in Freedom is contained in the definitive proxy statement. Freedom's stockholders may obtain additional information about the interests of its directors and officers in the proposed acquisition by reading the definitive proxy statement.

FORWARD-LOOKING STATEMENTS Nothing in this presentation should be construed as, or is intended to be, a solicitation for or an offer to provide investment advisory services. This presentation contains statements relating to future results (including certain projections and business trends) that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations; costs related to the proposed acquisition; failure to obtain the required approvals of Freedom's stockholders; and risks that the closing of the transaction is substantially delayed or that the transaction does not close, as well as other risks and uncertainties, including those set forth in the definitive proxy statement filed by Freedom with the Securities and Exchange Commission on October 11, 2007. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

GLG ACCESSES THE PUBLIC MARKETS GLG is accessing the public markets and will become an NYSE-listed, US public company through a reverse acquisition transaction with Freedom Acquisition Holdings, Inc. ("Freedom"), with closing expected on November 2, 2007 GLG is one of the world's leading alternative asset managers Over $23 billion in gross assets under management ("AUM")(1) as of September 30, 2007 Strong and sustained investment performance with approximately 17% net annual returns in alternative strategies since 1997 37% CAGR in gross AUM since 2001; 47% since 2005 Deep and talented team of investment professionals Freedom was formed solely to make an acquisition and its common stock is trading on AMEX under the symbol FRH After the transaction, the shares will trade on the NYSE under the symbol GLG Pro forma fully diluted market capitalization is expected to be approximately $4.4 billion. The float is expected to be approximately $695 million(2) Note: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Based on Freedom's share price of $13.14 as of October 19, 2007. 1

1. TRANSACTION

TRANSACTION SUMMARY Structure Consideration Management Lock-Ups and Non-Competes Proceeds Board of Directors Approvals Expected Closing Note: 1. Based on treasury stock method at Freedom share price of $13.14 as of October 19, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders. Purchase by Freedom of 100% of GLG Partners LP and its associated entities ("GLG") Structured as a reverse acquisition $1 billion in cash: to be financed by cash on Freedom's balance sheet and up to $570 million in debt 230 million shares of Freedom common stock (69% fully-diluted(1) ownership) GLG intends to allocate 10 million shares to current GLG employees, key personnel and certain other individuals Freedom shareholders retain 31% fully-diluted(1) ownership To include Noam Gottesman (Chairman and Co-CEO), Emmanuel Roman (Co-CEO), Simon White (CFO) GLG's principals and key next generation to enter into lock-up and non-compete arrangements Approximately 50% of after-tax cash proceeds received by GLG shareholders to be re-invested in GLG funds at full fees (an amount, together with additional amounts expected to be invested contemporaneously with closing, equal to approximately $805 million of net AUM) To include Noam Gottesman, Emmanuel Roman, Nicolas Berggruen, Martin Franklin, Ian Ashken, James Hauslein, William Lauder, Paul Myners and Peter Weinberg Majority of Freedom shareholders (approval requires that less than 20% of shareholders vote against transaction and elect redemption) UK, Irish and Cayman Islands regulatory authorities November 2, 2007 2

2. OVERVIEW OF GLG

GLG IS A LEADING ALTERNATIVE ASSET MANAGER GLG is a multi-strategy alternative asset manager based in London with over $23 billion in gross AUM as of September 30, 2007(1) Largest independent alternative asset manager in Europe 11th largest alternative asset manager globally(2) Focus on equity, emerging markets, convertible and credit strategies in approximately 40 funds comprising both alternative and long-only strategies Attractive foundation of ultra-high net worth / high net worth clients representing roughly half of GLG's AUM Over 340 people(3), including 123 investment professionals, located in London, New York and the Cayman Islands Founded in 1995 with a long history of strong and sustained investment performance Winner of numerous major industry awards. Recent awards include: GLG Partners LP Winner 2006 and 2007 No. 1 Hedge Fund (Based on All Votes) GLG Partners LP Winner 2006 Best Hedge Fund Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Source: Institutional Investor / Alpha Magazine, May 2007. 3. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider in New York that GLG has entered into an agreement to acquire. 3

GLG'S KEY GROWTH STRATEGIES Extend Strong Investment Track Record Dedicated to achieving substantial absolute returns for clients Committed to recruiting, training, retaining and motivating the top investment talent in the world Expand Investment Products and Strategies Focused on continuing to grow the number of funds and strategies (currently approximately 40 fund products) Continued emphasis on innovation and responsiveness to market opportunities and client demands Averaged five new product launches per year over the last five years Build on Success in Europe and UK to Penetrate Other Major Markets Expand client relationships and distribution capabilities in the US, Middle East and Asia, regions where GLG currently has modest representation but sees significant growth opportunities For example, the US currently represents 57% of global alternative assets(1), but a de minimus portion of GLG's AUM Leverage new strategic investors: Istithmar and Sal. Oppenheim Note: 1. Source: Hedge Fund Research, Inc. 4

TWO NEW STRATEGIC INVESTORS: ISTITHMAR AND SAL. OPPENHEIM Istithmar and Sal. Oppenheim each purchased approximately 3% equity stakes (2% fully diluted(1) pro forma for the Freedom transaction) from a former GLG principal in August 2007. Both will also be investors in GLG managed funds Istithmar Government of Dubai-owned private equity and alternative investment firm Headquartered in Dubai, UAE with offices in New York and Shanghai Intend to focus relationship on broadening GLG's Middle Eastern distribution, product development and investment opportunities Sal. Oppenheim Europe's largest independent private bank Headquartered in Cologne, Germany and family owned since its foundation in 1789 Focus on asset management and investment banking Intend to focus relationship on product development tailored for the German market 5 Note: 1. Based on treasury stock method at Freedom share price of $13.14 as of October 19, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders.

GLG'S SIGNIFICANT AUM GROWTH HAS BEEN DRIVEN BY... GLG's gross AUM(1) have grown at a CAGR of 37% since December 2001 With $23.6 billion in gross AUM(1), GLG is one of the world's largest alternative asset managers Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. ($ BN) 6

CTA Fund (1) 1% Single Manager Alternative Strategy Funds (18) 62% ....GLG'S DIFFERENTIATED MULTI-STRATEGY APPROACH AND... Notes: Data as at September 30, 2007 based on gross AUM. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy. 2007 pipeline also includes creation of two emerging market funds (GLG Emerging Equity and GLG Emerging Currency and Fixed Income) AUM breakdown by investment strategy Sub-breakdown of single manager alternative strategy funds 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD GLG Balanced GLG Capital Appreciation GLG Performance GLG Global Convertible GLG Opportunity (restructured into the GLG Global Opportunity Fund in 2002) GLG Market Neutral GLG European Equity GLG Global Convertible UCITS GLG Capital Appreciation (Distributing) GLG Performance (Distributing) GLG European Long-Short GLG Global Aggressive Prescient Alpha GLG European Opportunity GLG North American Opportunity GLG Financials GLG Technology GLG Credit GLG Multi Strategy GLG MMI Enhanced GLG Japanese Long-Short GLG Global Futures GLG North American Equity GLG Alpha Select GLG Emerging Markets GLG Consumer GLG MMI Japanese Opportunity GLG Global Utilities GLG Global Convertible UCITS (Distributing) GLG Event Driven GLG Absolute Return Bond GLG MMI Directional GLG Esprit GLG UK Select Equity (Distributing) GLG MMI Enhanced II GLG Emerging Markets Special Situations GLG Environment GLG Alpha Capture GLG UK Select Equity (Distributing) Cash and Individual Securities 1% External FoHFs (5) 3% Managed Accounts 8% Internal FoHFs (3) 7% Long-Only Funds (13) 19% Mixed Asset Long-Short Funds (2) 26% Multi-Strategy Arbitrage Fund (1) 17% Convertible Bond Fund (1) 4% Credit Long-Short Funds (2) 4% Equity Long-Short Funds (11) 48% Single Manager Alternative Strategy Funds (18) 62% 7

.... GLG'S STRONG AND SUSTAINED TRACK RECORD OF INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved a 16.8% net-of-fees annualized dollar-weighted return on its alternative strategies through September 2007 Annualized Returns 16.8% 15.0% 6.4% 10.1% 6.8% 4.9% 5.8% Rebased Index Value Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds, weighted by fund size. Performance measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997, with monthly datapoints through to September 30, 2007. Annualized returns calculated on basis of monthly pricing data. 8

SUBSTANTIAL NET RETURNS, WITH LOW INTER-FUND CORRELATION, SINCE INCEPTION

	Gross AUM[1]	Inception Date	Perf. Since Inception	Net Ann. Return	Fund return correlations[2]								
					European Long-Short	Emerging Markets	Market Neutral	North American Opportunity	Global Convertible UCITS	European Equity	Capital Appreciation	S&P 500 Index	MSCI World Index
Alternative Strategies													
European Long-Short	$3.2bn	Oct 2000	144%	13.6%	1.00	0.59	0.55	0.57	0.19	0.23	0.34	(0.02)	0.06
MSCI Europe Index			4%	0.6%									
Emerging Markets	$3.1bn	Nov 2005	165%	66.2%	0.59	1.00	0.50	0.29	0.47	0.48	0.50	0.18	0.29
(No comparable index)			n/a	n/a									
Market Neutral	$2.5bn	Jan 1998	495%	20.1%	0.55	0.50	1.00	0.53	0.53	0.28	0.55	0.16	0.26
MSCI World Index			57%	4.8%									
North American Opportunity	$1.3bn	Jan 2002	66%	9.2%	0.57	0.29	0.53	1.00	0.51	0.38	0.62	0.31	0.37
S&P 500 Index			33%	5.1%									
Long-only Strategies													
Global Convertible UCITS	$1.4bn	Mar 1999	109%	9.0%	0.19	0.47	0.53	0.51	1.00	0.76	0.84	0.64	0.72
ML Global 300 Convertible Index			71%	6.5%									
MSCI World Index			30%	3.1%									
European Equity	$1.3bn	Feb 1999	170%	12.1%	0.23	0.48	0.28	0.38	0.76	1.00	0.76	0.75	0.85
MSCI Europe Index			31%	3.1%									
Capital Appreciation	$0.9bn	Mar 1997	229%	11.8%	0.34	0.50	0.55	0.62	0.84	0.76	1.00	0.65	0.75
Index[3]			75%	5.4%									

Notes: Data as at September 30, 2007. Funds listed represent GLG's seven largest funds excluding fund of funds and managed accounts. AUM figures include distributing variants of funds, where applicable. Returns data are for core class in non-distributing fund and are calculated on basis of daily pricing data, where applicable.

1. See "Description of Gross and Net Assets Under Management" in Appendix for definition.
2. Correlations calculated based on monthly returns from fund inception date to September 30, 2007.
3. 65% MSCI World Index, 35% JP Morgan Government Bond Index.

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KEY DRIVERS OF FINANCIAL PERFORMANCE Key Drivers Assets under management Diversity of product offerings Funds' performance Low correlation of funds' returns Management, administration and performance fee rates Key Drivers Market for investment management talent Expense management Revenues Management fees Administration fees Performance fees Expenses Compensation & other personnel expenses General & administrative expenses 10

FINANCIAL SUMMARY

($ MM)	3Q 2007	3Q 2006	LTM[1]	YTD[1]
Gross AUM[2]	23,593	15,932	23,593	23,593
Net AUM[2]	20,466	13,718	20,466	20,466
Average net AUM[3]	19,533	13,592	16,805	17,576
Management fees	79	47	255	199
Performance fees[4]	1	1	562	344
Administration fees	16	9	53	43
Other	7	0	11	8
Total net revenues and other income	**103**	**57**	**880**	**594**
Employee compensation and benefits	(29)	(4)	(161)	(111)
General, administrative and other	(26)	(17)	(104)	(80)
Net interest income	3	1	6	5
Income tax expense	(5)	(2)	(47)	(33)
GAAP net income	**46**	**36**	**574**	**375**
Deduct: limited partner profit share[5]	(17)	(25)	(332)	(208)
Non-GAAP adjusted net income[5]	**29**	**11**	**241**	**168**
Management and administration fees / Avg. net AUM[6]	1.9%	1.7%	1.8%	1.8%
Total net revenues and other income / Avg. net AUM[6]	2.1%	1.7%	5.2%	2.5%
Employee compensation and limited partner profit share / Total net revenues and other income	45%	50%	56%	54%
General, administrative and other expenses / Total net revenues and other income	25%	29%	12%	13%
Non-GAAP adj. net income / Total net revenues and other income	28%	19%	27%	28%
Effective income tax rate	14%	14%	16%	16%

Notes:
1. LTM period is October 1, 2006 to September 30, 2007; YTD period is January 1, 2007 to September 30, 2007.
2. See "Description of Gross and Net Assets Under Management" in Appendix for definition.
3. Calculated as quarterly average.
4. Includes only crystallized performance fees.
5. Adjusted net income is a non-GAAP financial measure which includes limited partner profit shares to certain GLG individuals who ceased to be employees when GLG established its limited partner profit share arrangement at the end of June 30, 2006. These individuals hold direct or indirect limited partnership interests in entities which had previously employed them. GLG management consider adjusted net income as an appropriate measure to assess business performance as it reflects the cost of the services provided to GLG by participants in the limited partner profit share arrangement and employees.
6. Ratios annualized for 3Q 2007, 3Q 2006 and YTD.

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GLG IS A WORLD-CLASS FRANCHISE Leading Alternative Investment Manager GLG Team and Culture Multi-Strategy Approach Including Long-Only Products Strong and Sustained Investment Performance World-Class Client Base Rigorous Risk Management and Controls Management Depth, Experience and Commitment 12

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 15.3% and 10.1% fully diluted(1) pro forma for the Freedom transaction) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform Headcount growth from 55 in 2000 to over 340 today(2) Note: 1. Based on treasury stock method at Freedom share price of $13.14 as of October 19, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders. 2. Includes contractors and temporary personnel as well as employees of GLG Inc., an independently owned dedicated service provider that GLG has entered into an agreement to acquire. 13

GLG SEES SIGNIFICANT BENEFITS TO BECOMING PUBLIC THROUGH FREEDOM Why is GLG accessing the public markets? Attract, retain and motivate world-class investment talent Increase global brand awareness More efficient access to the capital markets and an acquisition currency An Efficient and Transparent Approach Limits management distraction or business disruption Minimizes execution and market risks Freedom Represents a Unique Opportunity Deep experience of Freedom's principals Strong existing shareholder base Expected NYSE listing consistent with growth and branding strategy Why is GLG accessing the public markets through a reverse acquisition? 14

FREEDOM REPRESENTS A UNIQUE OPPORTUNITY Freedom was formed in 2006 solely to make an acquisition of an operating company and currently has no operating businesses December 2006 IPO led by Citigroup raised over $500 million in capital 52.8 million units placed at $10.00 per unit. Units (1 common share and 1 warrant) trade on AMEX under ticker "FRH.U"; common shares and warrants trade on AMEX under tickers "FRH" and "FRH.WS", respectively Current market capitalization of approximately $850 million(1) and float of $695 million(1) GLG transaction represents the type of attractive opportunity that Freedom was established to uncover: leading player, growing industry, experienced management Two principal directors and shareholders Nicolas Berggruen, Berggruen Holdings Founded Berggruen Holdings in 1985. Currently with operations in the US, Europe and Asia, Berggruen Holdings is the direct investment vehicle of Nicolas Berggruen and invests in operating businesses, owns and develops real estate and maintains an in-house public securities portfolio Also co-founded Alpha Investment Management, a hedge fund of funds business which was sold in 2004 Martin Franklin, Marlin Equities Chairman and CEO of Jarden Corporation (NYSE ticker "JAH") since 2001. Jarden is a broad-based consumer products company whose share price has grown at a CAGR of approximately 24% over the previous five years Former chairman and director of Bolle, Inc., chairman of Lumen Technologies and chairman and CEO of Benson Eyecare Corporation 15 Note: 1. Based on Freedom share price of $13.14 as of October 19, 2007.

COMPOSITION OF ASSETS UNDER MANAGEMENT 16

DEVELOPMENT OF ASSETS UNDER MANAGEMENT 17 Note: Net inflows over a period can distort net performance when expressed as a percentage of opening AUM.

RESULTING PRO FORMA OWNERSHIP GLG's principals will retain a substantial ownership stake in GLG of approximately 41% on a fully-diluted basis(1) (currently 62%) GLG's key next generation will own approximately 10% on a fully-diluted basis(1) (currently 15%) GLG intends to allocate 10 million shares received in the transaction to GLG employees, key personnel and certain other individuals Notes: 1. Based on treasury stock method at Freedom share price of $13.14 as of October 19, 2007. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the transaction and no redemption by Freedom shareholders. 2. Includes co-investment by Freedom sponsors of $50 million for 5 million units. 3. All warrants have an exercise price of $7.50. Freedom founders and sponsors have agreed to exercise their warrants if public warrants become exercisable and are called for redemption. Amount (MM) Fully Diluted Amount (MM)(1) Basic % Fully Diluted %(1) Shares issued to GLG shareholders 230.0 230.0 76.7% 69.3% Shares owned by Freedom founders, sponsors, and the public(2) 69.8 69.8 23.3% 21.0% Total shares 299.8 299.8 100.0% 90.4% Warrants owned by Freedom founders, sponsors, and the public(2)(3) 74.3 31.9 9.6% Total shares + warrants 374.1 331.7 100.0% 18

TAXES Freedom (and the GLG business) will not be impacted by proposed US tax legislation regarding the taxation of publicly-held private equity firms and hedge funds structured as partnerships. As a US corporation, Freedom pays and will pay US corporate taxes Freedom (and the GLG business) will not be impacted by possible US tax legislation regarding the tax rates imposed on "carried interest" earnings. GLG earns fee income and does not receive a "carried interest" GLG expects its effective tax rate to remain near 20% over the next three years, but the effective tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected effective tax rate going forward is primarily the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the transaction 19

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion When assessing business performance, GLG management adds limited partner profit share to employee compensation expense to show the total cost of services provided to GLG by both participants in the limited partner profit share arrangement and employees The portion of GLG's profits comprising the limited partner profit share is included in income before taxes but is subject to tax at the level of the limited partners and is not subject to corporation tax 20

SUMMARY OF FREEDOM WARRANTS Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding 52,800,000 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(1) Later of: (i) consummation of a Business Combination, or (ii) December 28, 2007 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 21 Notes: 1. No warrants may be exercised unless an SEC registration statement covering the shares of common stock underlying the warrant is effective.

PRO FORMA FULLY DILUTED SHARE COUNT AT DIFFERENT SHARE PRICES Notes: Based on treasury stock method. Assumes exchange into Freedom stock of all exchangeable securities issued in connection with the acquisition and no redemption by Freedom shareholders. Share price Fully diluted shares $10.00 318.4 million $10.50 321.0 million $11.00 323.4 million $11.50 325.6 million $12.00 327.7 million $12.50 329.5 million $13.00 331.2 million $13.50 332.8 million $14.00 334.3 million $14.50 335.7 million $15.00 337.0 million $15.50 338.1 million $16.00 339.3 million 22

FREEDOM BALANCE SHEET SUMMARY Following its IPO and subsequent over-allotment issue, Freedom's assets consist primarily of cash Apart from a small working capital fund, the majority of this cash is held in a trust account and can be accessed only on consummation of a business combination transaction or dissolution of Freedom Additionally, Freedom's sponsors have committed to subscribe an incremental $50 million of units immediately prior to the consummation of a business combination transaction All cash is attributable to the offering of equity securities; Freedom does not currently make use of debt funding Immediately prior to consummation of a business combination transaction, following the sponsor co-investment, and assuming no exercise of redemption rights by dissenting common shareholders, Freedom will have available net cash of approximately $550 million for use as acquisition consideration and to meet expenses associated with the business combination transaction Source: Freedom SEC filings. Notes: Data as at September 30, 2007. 1. Under US GAAP, common stock subject to redemption upon announcement of contemplated transaction is classified as a liability; the above analysis assumes no exercise of redemption rights at announcement and therefore classifies all common stock under stockholders' equity. Assets ($ MM) Assets ($ MM) Working cash and prepaid expenses 5.6 Cash held in trust account 519.1 Total Assets 524.7 Liabilities ($ MM) Liabilities ($ MM) Accrued expenses and taxes 1.9 Deferred underwriters' fee 18.0 Total Liabilities (assuming no equity redemption) 19.8 Stockholders' Equity(1) ($ MM) Stockholders' Equity(1) ($ MM) Equity not subject to possible redemption 401.0 Equity subject to possible redemption 103.9 Total Stockholders' Equity (assuming no equity redemption) 504.9 Total Liabilities and Shareholders' Equity 524.7 23

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in GLG's single-manager alternative or long-only funds; and GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 24